N-4	Sep. 18, 2023
Prospectus:
Document Type	N-4
Entity Registrant Name	Lincoln National Variable Annuity Account H
Entity Central Index Key	0000847552
Entity Investment Company Type	N-4
Document Period End Date	Sep. 18, 2023
Amendment Flag	false
Item 10. Benefits Available (N-4) [Text Block]

This supplement to your individual variable annuity prospectus discusses the availability of the Lincoln ProtectedPaySM Lifetime Income Suite for contracts issued in the state of Maryland. It is for informational purposes and requires no action on your part. All other provisions in your prospectus not discussed in this supplement remain unchanged.

Lincoln ProtectedPaySM Lifetime Income Suite – Availability. Owners of contracts issued in the state of Maryland must be at least age 58 to elect the rider. Please note that your Contract may not offer every option of this rider.